EXHIBIT 99.2

PXRE	Consolidated Balance Sheets
Group Ltd.	(Dollars in thousands, except par value per share)

		December 31,
		2006	2005

Assets	Investments:
	Fixed maturities, at fair value:
	Available-for-sale (amortized cost $502,307 and $1,212,299, respectively)	$502,254	$1,208,248
	Trading (cost $14,794 and $28,225, respectively)	15,497	25,796
	Short-term investments, at fair value	671,197	261,076
	Hedge funds, at fair value (cost $11,583 and $132,690, respectively)	12,766	148,230
	Other invested assets, at fair value (cost $1,717 and $2,806, respectively)	2,427	3,142

	Total investments	1,204,141	1,646,492
	Cash	12,251	14,504
	Accrued investment income	3,830	10,809
	Premiums receivable, net	93,325	217,446
	Other receivables	7,321	17,000
	Reinsurance recoverable on paid losses	3,324	4,223
	Reinsurance recoverable on unpaid losses	35,327	107,655
	Ceded unearned premiums	—	1,379
	Deferred acquisition costs	8	5,487
	Income tax recoverable	—	6,295
	Other assets	41,816	84,757

	Total assets	$1,401,343	$2,116,047

Liabilities	Losses and loss expenses	$603,241	$1,320,126
	Unearned premiums	113	32,512
	Subordinated debt	167,089	167,081
	Reinsurance balances payable	34,649	30,244
	Deposit liabilities	54,425	68,270
	Income tax payable	597	—
	Other liabilities	44,462	32,496

	Total liabilities	904,576	1,650,729

Shareholders' Equity	Serial convertible preferred shares, $1.00 par value, $10,000 stated value — 30 million shares authorized, 0.01 million and 0.01 million shares issued and outstanding, respectively	58,132	58,132
	Common shares, $1.00 par value — 350 million shares authorized, 72.4 million and 72.3 million shares issued and outstanding, respectively	72,351	72,281
	Additional paid-in capital	873,142	875,224
	Accumulated other comprehensive loss	(100)	(5,468)
	Accumulated deficit	(503,711)	(527,349)
	Restricted shares at cost (0.4 million and 0.5 million shares, respectively)	(3,047)	(7,502)

	Total shareholders’ equity	496,767	465,318

	Total liabilities and shareholders’ equity	$1,401,343	$2,116,047

PXRE	Consolidated Statements of Operations and Comprehensive Operations
Group Ltd.	(Dollars in thousands, except per share amounts)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2006	2005	2006	2005

Revenues	Net premiums earned	$(13,483)	$156,653	$84,529	$388,324
	Net investment income	14,893	14,643	60,654	45,292
	Net realized investment gains (losses)	172	(14,370)	(7,809)	(14,736)
	Fee income	194	171	428	941

		1,776	157,097	137,802	419,821

Losses and	Losses and loss expenses incurred	(241)	533,002	12,443	1,011,523
Expenses	Commission and brokerage	815	17,888	19,126	49,900
	Other reinsurance related expense	7,124	936	17,862	936
	Operating expenses	9,732	9,105	43,373	36,208
	Foreign exchange (gains) losses	(168)	(494)	1,444	(1,547)
	Interest expense	3,627	3,615	14,455	14,452

		20,889	564,052	108,703	1,111,472

	(Loss) income before income taxes and convertible preferred share dividends	(19,113)	(406,955)	29,099	(691,651)
	Income tax provision	597	39,510	597	5,907

	Net (loss) income before convertible preferred share dividends	$(19,710)	$(446,465)	$28,502	$(697,558)

	Convertible preferred share dividends	1,163	1,162	4,864	7,040

	Net (loss) income to common shareholders	$(20,873)	$(447,627)	$23,638	$(704,598)

Comprehensive	Net (loss) income before convertible preferred share dividends	$(19,710)	$(446,465)	$28,502	$(697,558)
Operations, Net	Net change in unrealized appreciation (depreciation) on investments	84	(4,435)	(3,929)	(12,061)
of Tax	Reclassification adjustments for losses included in net (loss) income	20	11,952	7,996	12,164
	Minimum additional pension liability	1,847	(716)	1,970	(716)

	Comprehensive (loss) income	$(17,759)	$(439,664)	$34,539	$(698,171)

Per Share	Basic:
	(Loss) income before convertible preferred share dividends	$(0.27)	$(8.43)	$0.40	$(21.43)
	Net (loss) income to common shareholders	$(0.29)	$(8.45)	$0.33	$(21.65)

	Average shares outstanding (000’s)	72,006	52,987	71,954	32,541

	Diluted:
	Net (loss) income before convertible preferred share dividends	$(0.29)	$(8.45)	$0.40	$(21.65)
	Net (loss) income	$(0.29)	$(8.45)	$0.33	$(21.65)

	Average shares outstanding (000’s)	72,006	52,987	71,959	32,541

PXRE	Consolidated Statements of Shareholders’ Equity
Group Ltd.	(Dollars in thousands)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2006	2005	2006	2005

Convertible	Balance at beginning of period	$58,132	$58,132	$58,132	$163,871
Preferred Shares	Conversion of convertible preferred shares	—	—	—	(109,108)
	Dividends to convertible preferred shareholders	—	—	—	3,369

	Balance at end of period	$58,132	$58,132	$58,132	$58,132

Common Shares	Balance at beginning of period	$72,346	$29,395	$72,281	$20,469
	Issuance of common shares, net	5	42,886	70	51,812

	Balance at end of period	$72,351	$72,281	$72,351	$72,281

Additional	Balance at beginning of period	$873,009	$445,425	$875,224	$329,730
Paid-in Capital	Issuance (cancellation) of common shares, net	133	429,799	(2,082)	544,430
	Tax effect of stock options exercised	—	—	—	1,064

	Balance at end of period	$873,142	$875,224	$873,142	$875,224

Accumulated	Balance at beginning of period	$(1,382)	$(12,269)	$(5,468)	$(4,855)
Other Comprehensive	Change in unrealized gains on investments	104	7,517	4,067	103
Operations	Change in minimum additional pension liability	1,847	(716)	1,970	(716)
	Incremental effect of applying FAS 158	(669)	—	(669)	—

	Balance at end of period	$(100)	$(5,468)	$(100)	$(5,468)

(Accumulated Deficit)/	Balance at beginning of period	$(482,838)	$(71,041)	$(527,349)	$194,081
Retained Earnings	Net (loss) income before convertible preferred share dividends	(19,710)	(446,465)	28,502	(697,558)
	Dividends to convertible preferred shareholders	(1,163)	(1,162)	(4,864)	(7,040)
	Dividends to common shareholders	—	(8,681)	—	(16,832)

	Balance at end of period	$(503,711)	$(527,349)	$(503,711)	$(527,349)

Restricted Shares	Balance at beginning of period	$(3,598)	$(9,683)	$(7,502)	$(6,741)
	Cancellation (issuance) of restricted shares, net	—	1,503	2,376	(4,566)
	Amortization of restricted shares	551	678	2,079	3,805

	Balance at end of period	$(3,047)	$(7,502)	$(3,047)	$(7,502)

Total	Balance at beginning of period	$515,669	$439,959	$465,318	$696,555
Shareholders'	Conversion of convertible preferred shares	—	—	—	(109,108)
Equity	Issuance (cancellation) of common shares, net	138	472,685	(2,012)	596,242
	Restricted shares, net	551	2,181	4,455	(761)
	Unrealized appreciation on investments	104	7,517	4,067	103
	Minimum additional pension liability and effect of applying FAS 158	1,178	(716)	1,301	(716)
	Net (loss) income before convertible preferred share dividends	(19,710)	(446,465)	28,502	(697,558)
	Dividends to convertible preferred shareholders	(1,163)	(1,162)	(4,864)	(3,671)
	Dividends to common shareholders	—	(8,681)	—	(16,832)
	Tax effect of stock options exercised	—	—	—	1,064

	Balance at end of period	$496,767	$465,318	$496,767	$465,318

PXRE	Consolidated Statements of Cash Flows
Group Ltd.	(Dollars in thousands)

		Three Months Ended		Twelve Months Ended
		December 31,		December 31,
		2006	2005	2006	2005

Cash Flows	Premiums collected, net of reinsurance	$17,302	$10,147	$182,035	$301,982
from Operating	Losses and loss adjustment expenses paid, net of reinsurance	(123,585)	(67,112)	(620,947)	(229,295)
Activities	Commission and brokerage received (paid), net of fee income	412	(14,617)	(7,154)	(28,727)
	Operating expenses paid	(11,213)	(6,971)	(45,967)	(31,666)
	Net investment income received	14,191	13,825	57,180	37,788
	Interest paid	(1,385)	(1,374)	(14,338)	(14,338)
	Income taxes (paid) recovered	(31)	(144)	6,295	18,328
	Trading portfolio purchased	(8,499)	—	(38,392)	(17,685)
	Trading portfolio disposed	7,222	—	50,139	3,369
	Deposit paid	(1,736)	(2,060)	(13,845)	(3,873)
	Other	473	(11,464)	10,747	(8,608)

	Net cash (used) provided by operating activities	(106,849)	(79,770)	(434,247)	27,275

Cash Flows	Fixed maturities available for sale purchased	(23,068)	(360,140)	(90,510)	(733,076)
from Investing	Fixed maturities available for sale disposed or matured	50,178	58,747	794,485	209,763
Activities	Hedge funds purchased	—	(9,500)	(4,000)	(129,388)
	Hedge funds disposed	6,017	8,170	145,097	123,219
	Other invested assets purchased	—	—	(35)	—
	Other invested assets disposed	186	1,494	1,577	3,738
	Net change in short-term investments	65,998	(86,850)	(410,121)	35,242

	Net cash provided (used) by investing activities	99,311	(388,079)	436,493	(490,502)

Cash Flows	Proceeds from issuance of common shares	138	474,222	628	483,169
from Financing	Cash dividends paid to common shareholders	—	(8,681)	—	(16,832)
Activities	Cash dividends paid to preferred shareholders	(1,163)	(1,162)	(4,864)	(3,671)
	Cost of shares repurchased	—	(36)	(263)	(603)

	Net cash (used) provided by financing activities	(1,025)	464,343	(4,499)	462,063

	Net change in cash	(8,563)	(3,506)	(2,253)	(1,164)
	Cash, beginning of period	20,814	18,010	14,504	15,668

	Cash, end of period	$12,251	$14,504	$12,251	$14,504

	Reconciliation of net (loss) income to net cash (used) provided by operating activities:
	Net (loss) income before convertible preferred share dividends	$(19,710)	$(446,465)	$28,502	$(697,558)
	Adjustments to reconcile net (loss) income to net cash (used) provided by operating activities:
	Losses and loss expenses	(124,525)	334,684	(716,885)	860,041
	Unearned premiums	(4,709)	(25,989)	(31,020)	18,681
	Deferred acquisition costs	1,316	2,249	5,479	(3,742)
	Receivables	17,229	(35,115)	133,800	(106,015)
	Reinsurance balances payable	18,504	(91,242)	4,405	19,307
	Reinsurance recoverable	698	166,359	73,228	(42,661)
	Income taxes	566	39,365	6,892	24,507
	Equity in earnings of limited partnerships	(264)	(2,432)	(6,460)	(13,000)
	Trading portfolio purchased	(8,499)	—	(38,392)	(17,685)
	Trading portfolio disposed	7,222	—	50,139	3,369
	Deposit liability	(1,736)	(2,060)	(13,845)	(3,873)
	Receivable on commutation	—	(35,154)	35,154	(35,154)
	Other	7,059	16,030	34,756	21,058

	Net cash (used) provided by operating activities	$(106,849)	$(79,770)	$(434,247)	$27,275